First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Rating Agency Base Case Losses

S&P		Moody’s
AAA	24.04	AAA	30.80
AA+	20.04	AA1	26.70
AA	15.93	AA2	23.00
AA-	14.47	AA3	20.35
A+	12.97	A1	18.45
A	11.72	A2	16.50
A-	10.52	A3	14.80
BBB+	9.52	Baa1	13.05
BBB	8.72	Baa2	11.75
BBB-	7.52	Baa3	10.40
BB+	6.49	Ba1	9.25
BB	5.47	Ba2	8.25
BB-		Ba3	7.45
B+		B1	6.80
B	2.94	B2	6.35
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
City	Loans	Balance	Balance	Coupon	Score	LTV
ALBANY	1	105,277.47	0.11	8.61	614	80
ARVERNE	1	450,000.00	0.45	7.25	699	90
ASTORIA	1	598,453.14	0.6	9.35	607	80
BABYLON	2	623,500.00	0.63	7.111	644	82.87
BALDWIN	2	906,694.69	0.91	8.829	564	79.66
BAY SHORE	16	2,696,277.54	2.71	7.377	708	81.71
BAYSIDE	1	424,229.50	0.43	6.5	577	60.71
BELLMORE	2	866,704.37	0.87	8.173	564	68.23
BELLPORT	5	821,739.08	0.83	7.071	625	84.31
BLOOMINGBURG	1	242,051.04	0.24	6.99	576	85
BOHEMIA	2	770,106.57	0.78	8.247	615	86.31
BRENTWOOD	12	2,210,681.72	2.23	7.108	660	81.22
BRONX	22	5,563,297.27	5.6	7.162	640	82.14
BROOKLYN	46	14,113,605.75	14.21	7.208	617	79.05
BUFFALO	4	367,090.50	0.37	7.855	616	82.93
CALVERTON	3	528,250.97	0.53	7.641	623	88.25
CAMBRIA HEIGHTS	3	777,253.24	0.78	7.745	604	78.77
CAMPBELL HALL	1	188,205.01	0.19	5.75	633	63
CENTEREACH	1	192,500.00	0.19	6.2	657	66.38
CENTRAL ISLIP	8	1,432,941.03	1.44	7.363	618	84.44
CHERRY GROVE	1	520,000.00	0.52	6.75	628	69.33
CHESTNUT RIDGE	1	435,355.10	0.44	6.7	602	90
COLLEGE POINT	5	1,591,122.66	1.6	7.142	663	74.7
COMMACK	2	474,764.54	0.48	7.298	634	83.99
CONGERS	2	445,000.00	0.45	8.358	632	84
COPIAGUE	2	835,411.26	0.84	7.05	642	90
CORAM	3	460,016.76	0.46	8.479	655	86.96
CORONA	3	1,115,900.12	1.12	7.39	648	87.04
CUTCHOGUE	1	179,911.27	0.18	9.49	546	45
DAVIS PARK	1	236,000.00	0.24	5.5	603	80
DIX HILLS	2	738,701.24	0.74	5.878	650	74.44
EAST ELMHURST	1	374,000.00	0.38	6.99	563	85
EAST PATCHOGUE	1	140,000.00	0.14	9.7	556	50
EDGEMERE	1	450,000.00	0.45	7.25	649	90
ELMHURST	1	647,596.35	0.65	6.5	645	84.42
ELMONT	2	459,900.48	0.46	7.597	659	84
FAR ROCKAWAY	7	1,508,316.36	1.52	7.285	603	81.43
FARMINGVILLE	1	338,828.21	0.34	7.25	706	95
FLORAL PARK	2	490,000.00	0.49	6.998	735	84
FLUSHING	2	358,469.45	0.36	6.882	618	40.02
FREEPORT	5	1,101,791.43	1.11	7.462	602	83.67
GIBSON	1	495,768.28	0.5	6.99	617	70
GLEN COVE	1	561,470.45	0.57	8.5	594	90
GOSHEN	1	110,000.00	0.11	9.95	605	62.03
HAMPTON BAYS	3	516,364.83	0.52	7.006	614	84.08
HARRIMAN	2	215,967.31	0.22	7.349	646	84
HEMPSTEAD	9	2,065,689.86	2.08	7.418	640	83.15
HICKSVILLE	1	423,137.42	0.43	5.9	656	88.33
HIGHLAND	1	255,000.00	0.26	8.35	563	85
HOLBROOK	1	257,786.20	0.26	6	701	60.82
HOLLIS	2	433,139.19	0.44	8.221	651	84.01
HOPEWELL JUNCTION	1	299,794.58	0.3	7.9	557	73.17
HOWARD BEACH	3	705,693.57	0.71	6.947	631	78.75
HUNTINGTON STATION	1	77,595.30	0.08	10.99	670	100
ISLANDIA	2	361,500.00	0.36	7.586	623	84
ISLIP	1	284,078.71	0.29	8.9	523	85
JAMAICA	24	6,671,488.54	6.72	7.445	626	82.89
KINGSTON	2	190,000.00	0.19	8.358	674	84
LAKE RONKONKOMA	1	77,726.82	0.08	10.99	660	100
LAWRENCE	1	301,000.00	0.3	5.5	623	70
LEVITTOWN	3	1,018,145.39	1.02	7.072	610	79.96
LINDENHURST	5	862,403.04	0.87	8.524	612	82.78
LONG BEACH	3	1,392,022.32	1.4	6.687	662	81.17
MASPETH	2	916,707.84	0.92	5.75	724	77.94
MASSAPEQUA PARK	1	359,674.56	0.36	6.5	605	80
MASTIC BEACH	5	733,673.44	0.74	7.151	620	77.86
MEDFORD	5	1,250,918.83	1.26	7.145	609	74.28
MELVILLE	1	383,596.48	0.39	6.5	609	71.3
MIDDLE ISLAND	3	538,708.42	0.54	7.653	642	73.73

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
City	Loans	Balance	Balance	Coupon	Score	LTV
MIDDLETOWN	2	427,824.14	0.43	7.145	618	81.45
MOUNT SINAI	2	564,949.89	0.57	6.79	701	84
NANUET	1	286,929.63	0.29	6.4	611	66.82
NEW CITY	1	585,000.00	0.59	7.55	592	73.13
NEW ROCHELLE	2	875,664.87	0.88	6.274	648	80
NEW WINDSOR	3	583,773.58	0.59	8.036	604	85.9
NEW YORK	1	617,846.68	0.62	6.75	631	67.03
NEWBURGH	2	430,453.72	0.43	6.923	590	80
NYACK	1	397,500.00	0.4	6.25	619	75
OCEANSIDE	2	866,200.00	0.87	6.621	592	76.68
OSSINING	4	881,312.43	0.89	7.228	645	83.99
OZONE PARK	1	386,516.94	0.39	8.375	580	90
PATCHOGUE	4	1,154,590.92	1.16	7.015	581	75.61
PEEKSKILL	2	524,275.00	0.53	7.918	681	84
PLAINVIEW	1	387,895.69	0.39	5.625	719	63.93
PORT JEFFERSON STATI	1	383,997.56	0.39	6.99	654	80
QUEENS VILLAGE	4	1,262,213.88	1.27	6.941	616	85.69
RICHMOND HILL	4	1,182,636.97	1.19	7.209	659	81.3
RIDGEWOOD	3	659,345.92	0.66	7.974	641	84.64
ROCKVILLE CENTRE	4	821,194.84	0.83	8.302	644	83.99
ROCKY POINT	2	330,000.00	0.33	7.998	713	84
ROSEDALE	1	468,427.04	0.47	6.99	591	85
SAINT ALBANS	3	774,419.83	0.78	6.794	622	70.4
SAUQUOIT	1	141,880.88	0.14	6.5	624	80
SCHENECTADY	1	136,571.78	0.14	8.95	586	90
SCOTIA	1	111,870.66	0.11	8.75	506	74.67
SELDEN	2	570,717.71	0.57	7.99	574	84.97
SHIRLEY	2	265,677.10	0.27	8.044	599	77.9
SOUND BEACH	1	302,373.57	0.3	7.95	609	90
SOUTH CAIRO	1	152,215.13	0.15	7.15	610	85
SOUTH HEMPSTEAD	1	251,000.00	0.25	8.37	533	66.93
SOUTH OZONE PARK	1	299,387.35	0.3	5.88	731	75
SOUTH RICHMOND HILL	2	424,000.00	0.43	7.778	709	84
SOUTHAMPTON	1	597,507.18	0.6	6.99	548	68.57
SPRING VALLEY	4	997,682.18	1	6.45	659	73.16
SPRINGFIELD GARDENS	4	732,322.65	0.74	7.099	654	88.41
STATEN ISLAND	8	2,272,049.67	2.29	7.344	605	76.49
UNIONDALE	4	1,270,520.68	1.28	6.229	644	82.42
VALLEY STREAM	7	1,981,158.32	1.99	6.899	627	81.85
WALDEN	1	209,529.32	0.21	6.5	610	89.57
WANTAGH	1	307,500.00	0.31	8.15	504	75
WAPPINGERS FALLS	2	473,811.25	0.48	8.763	550	79.53
WASHINGTONVILLE	1	31,500.00	0.03	10.75	627	95
WEST BABYLON	1	242,770.22	0.24	5.99	591	65
WEST DEER PARK	1	241,680.00	0.24	6.65	630	80
WEST HEMPSTEAD	1	337,500.00	0.34	6.25	646	75
WEST ISLIP	1	420,000.00	0.42	6.99	592	83.17
WESTBURY	4	800,565.17	0.81	6.777	652	73.66
WHITE PLAINS	1	600,000.00	0.6	7.75	606	84.51
WOODHAVEN	2	610,775.81	0.61	7.791	686	77.45
WYANDANCH	4	746,873.40	0.75	7.599	686	85.84
WYNANTSKILL	1	129,987.92	0.13	6.35	637	87.84
YONKERS	1	299,429.22	0.3	6.25	617	80

Total:	380	99,350,822.20	100	7.256	629	80.22

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

City of Riverside/San Bernardino CA

Loans	Balance	Coupon	FICO	LTV	CLTV incl SS
22	$4,542,910.90	6.690	647	75.86	87.24
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.